77O

DWS Core Fixed Income Fd

May 1 - Oct 31-2010

Security Purchased
Cuisp
Purchase/Trade
Date
Size (shrs) of
Offering
Offering
Price of
Shares
Total($)  Amt
of Offering
Amt of shares
Purch by Fund
% of Offering
Purchased by
Fund
% of Funds Total
Assets
Brokers
Purchased From

Jefferies Grp Inc Sr Unsec
472319AH5
6/23/2010

99.00

550,000,000

16,000,000
2.91

JEFF, CITI, JPM,
BNY, DB, BNP,
KEEF, USBI
Jefferies Inc- Philly
Citigroup Inc
172967FF3
8/2/2010

99.00

2,250,000,000

3,700,000
0.16

CITI, DB, GS,
RBC, UBS,
ALADDIN, BNP,
CS, Intesabci,
RBC, SOCIETE,
SUNTRUST, TD,
UNICREDIT,
WILLIAMS
CITI
NGN 2010-R1 1A
CRD120440
18-Oct-10

100.00


1,900,332.5
0.52


BARCLAYS
CAPITAL
SECURITIES INC.
FIXED INCOME



77O October 2010

DWS Short Duration Fd - KE9H

May 1 - October 1 - 31, 2010

Security Purchased
Cusip
Purchase/Trade
Date
Size
(shrs) of
Offering
Offering
Price of
Shares
Total ($) Amt of Offering
Amt of
shares Purch
by Fund
% of Offering
Purchased by
Fund
% of
Funds
Total
Assets
Brokers
Purchased From

Burger King T/L
09523X19X
19-Oct-10

99.94
not avail. In bloomberg
999450.00
0.61

not avail. In
bloomberg
JPMORGAN CHASE BANK N.A.
AmeriCredit Automobile Receivables Trust
03064GAB7
8/12/2010

100.00

200,000,000.00
250,000
0.12

RBS, CS, DB,
JPM
RBS
Citigroup Inc
172967FF3
8/2/2010

99.00

2,250,000,000.00
3,700,000
0.16

CITI, DB, GS,
RBC, UBS,
ALADDIN,
BNP, CS,
Intesabci,
SOCIETE,
SUNTRUST,
TD,
UNICREDIT,
WILLIAMS
CITI
NBC Universal Inc
62875UAJ4
9/27/2010

99.95

5,100,000,000.00
1,000,000
0.02

BAC, CITI,
GS, JPM,
MS, BANK
OF TOKYO,
BNY, BCLY,
BLAY, BNP,
CASTLEOAK,
CS, DB,
LOOP, RBC,
SAM2, UBS
JPM
New York Life Global Funding
64952wax1
7/9/2010

99.95

400,000,000.00
200,000
0.05

BAC, DB
BAC
Province of Nova Scotia Canada
669827FX0
7/13/2010

99.53

750,000,000.00
515,000
0.07

BAC,
SCOTIA, TD,
BANK OF
MONTREAL,
BCLY,
CASGRAIN,
CIBC, DB,
HSBC, NBF
BAC
Sara Lee Corp
803111AR4
8/30/2010

99.94

800,000,000.00
290,000
0.04

BAC, BNP
JPM BCLY,
BBVA, CS,
DB,ING,
LLOYDS,
MITSUBISHI
UFJ, RAB1,
SGAS
BAC
Toronto-Dominion Bank
891145LV4
7/22/2010

99.98

2,000,000,000.00
465,000
0.02

BCLY, DB,
RBC, TD,
BAC, BMO,
CIBC, CITI,
CS, HSBC,
JPM, MS,
RBC,
SCOTIA,
UBS
RBS


77O October 2010

DWS  High Income Plus Fund

May 1 - October 1 - 31, 2010

Security Purchased
Cusip
Purchase/Trade
Date
Size
(shrs) of
Offering
Offering
Price of
Shares
Total ($) Amt of
Offering
Amt of
shares
Purch by
Fund
% of
Offering
Purchased
by Fund
% of
Funds
Total
Assets
Brokers
Purchased From
Pacnet Ltd Co Gtd 144A
695229AA2
29-Oct-10

100.00
           300,000.00

410,000
0.11


BARCLAYS CAPITAL
SECURITIES INC.
FIXED INCOME
Simmons Foods Inc Sr Secd 144A
828732AA5
29-Oct-10

100.00
           265,000.00

415,000
0.11


WELLS FARGO
BWAY Holding Co.
12429TAA2
8-Jun-10

98.66
205,000,000.00

210,000
0.10

BAC,BCLY, DB
BAC
DYNCORP INTERNTL INC
26817CAA9
30-Jun-10

100.63
455,000,000.00

505,000
0.11

CITI,BAC,
BCLY, DB,
OPCO, LAZ
OPPENHEIMER,
LAZARD
Nielsen Finance LLC
65409QAZ9
30-Sep-10

99.27
750,000,000.00

275,000
0.04

CS, DB, GS,
JPM, MS
CS
Offshore Group Investments LTD
676253AA5
26-Jul-10

96.36
1,000,000,000.00

495,000
0.05

DB, JEFF,
ARCTIC, FBR,
JOHNSON
RICE, RS,
PLATOU
JEFF
Omega Healthcare Investors Inc
681936AW0
29-Sep-10

98.98
225,000,000.00

220,000
0.10

BAC, DB, JEFF,
UBS, CREDIT
ARICOLE, RBC,
STIFEL
BAC
Range Resources Corp
75281AAl3
29-Jul-10

100.00
500,000,000.00

190,000
0.04

BAC, JPM,
WELLS, BCLY,
BBVA, BMO,
CAPITAL, CITI,
COMERICA,
CS, DB
JPM
STATS ChipPac ltd
85771TAH7
4-Aug-10

100.00
600,000,000.00

510,000
0.09

CS, DB
CS
Sears Holdings Corp
812350AC0
30-Sep-10

100.00
1,000,000,000.00

625,000
0.06

BAC, BCLY,
CITI, DB, GS,
WELLS
BAC
Continental Airlines Inc
210795PW4
4-Aug-10

98.94
800,000,000.00

125,000
0.02

CS, MS, CITI,
GS, UBS,
CREDIT
AGRICOLE, DB
JPM
SPX Corp
784635AM6
10-Aug-10

100.00
600,000,000.00

230,000
0.04

BAC, DB, JPM,
COMMERZ,
MITSUBISHI
UFJ
JPM
Regal Entertainment Group
758766AE9
10-Aug-10

100.00
275,000,000.00

255,000
0.09

BAC, BCLY, CS,
DB
CS
OI European Group BV
EI4033318
10-Sep-10

100.00
500,000,000.00

235,000
0.06

BCLY, BNP,
CITI, CREDIT
AGRICOLE,
DB, JPM, ML
CITI
Crown European Holdings SA
EI3323298
21-Jul-10

100.00
500,000,000.00

230,000
0.06

CROWN EURO
HOLDINGS SA,
BCLY, BNP,
CITI, DB, RBC
BAC
Conti-Gummi Finance BV
EI3209075
9-Jul-10

99.00
750,000,000.00

250,000
0.04

COMMERZ,
DB, ING,
LANDESBANK
HESSEN,
UNICREDIT
RBS
Wynn Las Vegas LLC
983130AQ8
21-Jul-10

100.00
1,320,000,000.00

505,000
0.04

BAC, DB, JPM,
MS, RBC, UBS
BAC
Windstream Corp
97381WAKO
12-Jul-10

99.25
400,000,000.00

605,000
0.15

DB, GS, MS,
BNP,
MITSUBISHI,
UFJ, SUNTRST
MS
West Corp/old
952355AG0
30-Sep-10

100.00
500,000,000.00

135,000
0.03

DB, GS, MS,
WELLS
WELLS
NRG Energy Inc
629377BH4
17-Aug-10

100.00
1,100,000,000.00

885,000
0.08

BAC, DB, BNP,
Credit
Agricole, ING,
JPM, MS, RBC
CITI
MetroPCS Wireless Inc.
591709AK6
7-Sep-10

99.28
1,000,000,000.00

255,000
0.03

BCLY, DB,
JPM, WELLS
JPM
inVentiv Health Inc.
46122EAA3
28-Jul-10

100.00
275,000,000.00

280,000
0.10

BAC, CITI, CS,
DB
BAC
Intelsat Jackson Holdings SA
45824TAA3
16-Sep-10

100.00
1,000,000,000.00

1,275,000
0.13

BCLY, CS, DB,
MS, BAC, JPM
CS
Hertz Corp
428040CC1
16-Sep-10

100.00
700,000,000.00

507,000
0.23

BCLY, DB,
WELLS
BAC
Graphic Packaging International,
Inc.
38869PPAH7
15-Sep-10

100.00
250,000,000.00

130,000
0.05

BAC, DB, GS,
JPM
BAC
Graham Packaging Co LP/GPC
Capital Corp I
38470RAJ0
16-Sep-10

100.00
250,000,000.00

255,000
0.10

CITI, DB, GS
CITI
GenOn Escrow Corp
37244DAA7
20-Sep-10

98.62
675,000,000.00

255,000
0.04

CS, DB, GS,
JPM, MS, RBC
JPM
First Data Corp
319963AW4
11-Aug-10

98.39
510,000,000.00

885,000
0.17

BAC, CITI, CS,
DB, GS, HSBC,
BNP, KKR,
MIZS, SCOTIA,
WELLS
CITI
FTI Consulting Inc.
302941AH2
16-Sep-10

100.00
400,000,000.00

360,000
0.09

BAC, GS, JPM,
DB,
COMERICA,
HSBC, KKR,
PNC, RBC,
SANTANDER,
SUNTRUST,
WELLS
BAC
EXCO Resources Inc
269279AD7
10-Sep-10

98.53
750,000,000.00

130,000
0.02

BAC, BNP,
JPM, RBC,
WELLS, CITI,
COMERICA,
DAIWA, DB,
KBCM,
MITSUBISHI
UFJ, NATIXIS
JPM
Chesapeake Energy Corp
165167CE5
9-Aug-10

100.00
600,000,000.00

330,000
0.06

BAC, BCLY, CS,
MS, WELLS,
BNP, CITI,
AGRICOLE,
DB, GS, RBS,
SUNTRUST,
UBS, BBVA,
BMO, BOSC,
CAPITAL
CS
Chesapeake Energy Corp
165167CF2
9-Aug-10

100.00
1,400,000,000.00

660,000
0.05

BAC, BCLY, CS,
MS, WELLS,
BNP, CITI,
AGRICOLE,
DB, GS, RBS,
SUNTRUST,
UBS, BBVA,
BMO, BOSC,
CAPITAL
CS
Celanese US Holdings LLC
15089QAA2
15-Sep-10

100.00
600,000,000.00

360,000
0.06

BAC, DB,
BCLY, CITI,
COMMERZ,
GS, HSBC,
JPM,
MITSUBISHI
UFJ, RBC
BAC
CCO Holdings Capital Corp
1248EPAR4
20-Sep-10

100.00
1,000,000,000.00

955,000
0.10

BAC, CITI, DB,
CS, UBS,
CREDIT
AGRICOLE,
GS, JPM, MS,
RBC, USBI
CITI
Accuride Corp
00439TAD9
22-Jul-10

97.29
310,000,000.00

280,000
0.09

CS, DB
CS
Tenneco Inc
880349AM7
29-Jul-10

100.00
225,000,000.00

125,000
0.06

CITI, DB, MS,
RBC, WELLS
CITI
Toys R US
89236NAA6
16-Aug-10

100.00
350,000,000.00

355,000
0.10

BAC, CITI, DB,
JPM, CS, GS,
HSBC, UBS,
WELLS
BAC
TPC Group LLC
87263GAA1
29-Sep-10

99.35
350,000,000.00

125,000
0.04

DB, JPM,
MBL, OPCO
JPM
Visant Corp
92834UAA0
17-Sep-10

100.00
750,000,000.00

845,000
0.11

BAC, BCLY, CS,
DB, GS, KKR
GS
Warner Chilcott Co LLC/Warner
Chilcott Finance LLC
93443TAA4
24-Sep-10

102.00
1,250,000,000.00

765,000
0.06

BAC, GS, JPM,
BAC, CITI, CS,
DB, MS, UBS
BAC